Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities, Inc.

Established 1969

33RD SEMI-ANNUAL REPORT

September 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President

J. Christopher Donahue

Federated Fund for U.S. Government Securities, Inc.

President's Message

Dear Fellow Shareholder:

Created in 1969, Federated Fund for U.S. Government Securities, Inc. was the first mutual fund investing exclusively in U.S. government issues.1 Since its inception, the fund has allowed conservative bond investors to own an interest in many U.S. government securities and receive monthly income. Although the fund's shares are not guaranteed, the U.S. government holdings of the fund are guaranteed as to both principal and interest. In difficult economic times like those experienced in 2000, 2001, and 2002, U.S. government issues have proven to be attractive income-producing investments for many thousands of shareholders.

Since 1969, the various U.S. government bond issues held by the fund have provided lower total returns than U.S. equities, however, slow and steady returns can help investors reach their long-term goals. We believe U.S. government bonds should be a consideration for every investor's portfolio.

I am pleased to present the fund's 33rd Semi-Annual Report, which covers the six-month reporting period from April 1, 2002, through September 30, 2002. The fund's net assets of $1.4 billion at the end of the reporting period were invested primarily in U.S. government issues--investments that have a history of providing our shareholders generous monthly income.

This report opens with a discussion with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company, about economic influences on the bond market along with the fund's performance and strategies. Following the interview are a series of graphs showing the fund's long-term investment performance, a complete listing of the fund's holdings and the fund's financial statements.

1 Effective October 7, 2002, the Fund became a portfolio of Federated Income Securities Trust.

On September 30, 2002, 94.1% of the fund's assets were invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). The fund's target duration as the period ended was 2.0 years, and the average coupon of its holdings was 6.71%.2

Individual share class total return performance for the six-month reporting period, including income distributions, follows.3

	Net Asset Value Increase	Income	Total Return
Class A Shares	$7.77 to $8.01 = 3.09%	$0.228	6.08%
Class B Shares	$7.77 to $8.00 = 2.96%	$0.198	5.55%
Class C Shares	$7.77 to $8.00 = 2.96%	$0.198	5.55%

The fund's strong total return performance and regular income are especially welcome in the current volatile environment, and U.S. government agency bonds, which have no credit risk and no default risk, are considered by many investors and money managers to be an attractive alternative to other fixed-income investments.

I would like to call your attention to the illustrations of two systematic investment plans shown on pages 6 and 7 of this report.4 For the chart on page 7, the same dollar amount is invested annually for 15 years, thus accumulating shares, followed by a period of +5 years' of withdrawal. It is worthwhile to consider the fund's systematic investment program as a way to increase your total number of shares over time. Yes, it takes time, discipline and compounding of dividends to build up the accounts, however, the investment results can be attractive.

Thank you for entrusting a portion of your wealth to Federated Fund for U.S. Government Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
November 15, 2002

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter durations.

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 1.26%, 0.05% and 4.55%, respectively. Current performance information is available at our Web site, www.federatedinvestors.com, or by calling 1-800-341-4700.

4 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

What was the economic and interest rate environment over the past six months?

Flight-to-quality pressures continued over the reporting period due to the ongoing sell-off in U.S. equity markets, geopolitical uncertainties and a narrow and weak economic recovery. U.S. Treasury yields during the fund's reporting period fell to 40-year lows. For example, the yield on the 5-year Treasury moved from 4.84% to a low of 2.56% as of September 30, 2002. The U.S. Treasury market for the period posted a spectacular return of 11.23%. Aversion to credit-sensitive assets continued to drive Treasury yields lower, with each month bringing additional worries that heightened investors' concerns. The looming prospects of war with Iraq and mixed economic data that indicated a sluggish economic recovery continued to push Treasury yields lower. These factors combined with on again/off-again speculation about further interest rate cuts by the Federal Reserve Board (the "Fed") pushed yields on short Treasury issues to extreme lows.

Given this backdrop, the second and third quarters of 2002 proved to be a struggle for mortgage-backed investors. On the volatility front, a potential Fed move and/or a war with Iraq may cause realized volatility to spike, which is a negative for mortgages. On the prepayment front, 30-year mortgage-backed rates are averaging 5.75%, which may cause prepayments on the bulk of the mortgage universe.

The one huge positive for the mortgage market is the credit concerns looming in the corporate and asset-backed sectors.

How did mortgage-backed securities perform relative to Treasury securities?

The mortgage-backed market slightly underperformed duration-adjusted Treasury issues for the reporting period. Volatility factors, both realized and implied, were the primary factors that hurt mortgage performance. The other issue that the mortgage market is dealing with is refinancing.

How did the fund perform for its shareholders in terms of total return and income for the six-month reporting period ended September 30, 2002?

For the first half of the fund's fiscal year, the Class A Shares of the fund produced a net total return of 6.08%, based on net asset value. Class B and C Shares produced total net returns of 5.55% and 5.55%, respectively, based on net asset value.1 The fund's total net returns over the six-month reporting period were slightly less than the 6.16% return for the Lipper U.S. Mortgage Funds Average category.2 Fund performance was hindered due to an allocation to manufactured housing securities.

In terms of income, the fund's Class A, B and C Shares paid monthly dividends totaling $0.228, $0.198 and $0.198 per share, respectively, during the reporting period.

How was the fund's portfolio allocated on September 30, 2002?

At the end of the reporting period, the fund was invested in the following types of securities:

Percentage of Net Assets
Federal National Mortgage Association	57.2%
Federal Home Loan Mortgage Corporation	18.8%
Government National Mortgage Association	18.1%
Non-Agency Mortgage-Backed Securities	6.9%

What's your outlook for the mortgage-backed securities market and the fund?

As the fourth quarter of 2002 begins, the risk/reward profile is more asymmetric for the mortgage market. The fund is currently cautious on the mortgage market, due to the sector's rich valuations. A further rally in Treasury yields is likely to result in mortgage sector underperformance due to price compression in a high mortgage prepayment environment.

There are positives for the mortgage market as well. With credit concerns looming large, the mortgage market will continue to benefit from strong bank participation as well as demand from crossover corporate buyers. Selling convexity over credit has been a winning trade this year, and we do not see that trend reversing any time soon. Security selection will be the driving force in fund performance over the next several months.

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 1.26%, 0.05% and 4.55%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not take sales charges into account.

Three Ways You May Seek to Invest for Success:

STRATEGY #1--With a lump sum investment of $60,000 in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 9/30/82, reinvesting your dividends, capital gains and no redemption of shares, your account would have been worth $313,060 on 9/30/02 with 8.61%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends.

As of 9/30/02, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were 2.17%, 5.72% and 5.61%, respectively. The Class B Shares' average annual 1-year, 5-year and since inception (7/26/94) total returns were 0.50%, 5.54% and 6.32%, respectively. The Class C Shares' average annual 1-year, 5-year and since inception (4/27/93) total returns were 5.00%, 5.83% and 5.25%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $3,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 9/30/82, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $138,0011 by 9/30/02, though you would have invested only $60,000. You would have earned an average annual total return of 7.54% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue a high level of income through bonds. Note that you did not commit a large sum of money to the bond market at any one time, and you have reinvested monthly income. Your dollars accumulated shares over time and as of 9/30/02, you would have owned 17,229 shares, which will pay you monthly income into the future. This plan allows the investor to buy shares at low and high prices, and use the bond market's volatility to their advantage. You can take it one step at a time.

1 Past performance is no guarantee of future results. This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in a down market.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for Federated Fund for U.S. Government Securities, Inc., Class A Shares. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $4,000 annually for 15 years) and then enjoy a withdrawal period with monthly income to the investor for a period of time (in this illustration $500 per month for over five years). During the 15-year accumulation period, $60,000 in total was invested. From 1/31/97 through 9/30/02, a total of $34,500 was paid to the investor, and the ending value of the account on 9/30/02 was $117,081.1 This represents a 7.55% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the bond market at any one time, and had reinvested monthly income during the accumulation period. The $60,000 investment was worth $108,749 on 12/31/96. During the withdrawal period, the shareholder elected to withdraw $500 per month as income for a total of $34,500. Again, this plan allows the investor to buy shares at low and high prices, and use the bond market's volatility to their advantage.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Upon redemption, any capital gains are subject to taxes.

Portfolio of Investments

September 30, 2002 (unaudited)

Principal Amount			Value
		ASSET- BACKED SECURITIES--6.9%
		Financial Intermediaries--1.5%
$7,983,015	[1]	Lehman Structured Securities Corp. 2001-GE3, Class A, 6.363%, 5/28/2018	$7,893,206
14,133,761	[1]	Lehman Structured Securities Corp. 2002-GE1, Class A, 6.000%, 7/26/2024	13,917,373

		TOTAL	21,810,579

		Home Equity Loans--4.4%
3,682,762		Ameriquest Mortgage Securities I 2001-2, 9.000%, 10/25/2031	3,625,311
1,079,526		Chase Funding Mortgage Loan 1999-1, Class IIB, 4.563%, 6/25/2028	1,086,478
20,000,000		Conseco Finance 2000-D, Class A5, 8.410%, 12/15/2025	22,144,400
58,288,505	[1]	GS Mortgage Securities Corp. 2000-1 (Interest Only), 0.210%, 6/19/2029	182,443
5,976,168		Mellon Bank Home Equity Installment Loan 1999-1, 6.950%, 3/25/2015	6,289,678
72,002,201		Salomon Brothers Mortgage Securities VII 1999-4, Class 4, 2.456% (Interest Only), 12/25/2027	1,395,402
29,211,222	[1]	Structured Asset Securities Corp. 1998-RF4, ALS2, Class B6 (Interest Only), 6.300%, 8/15/2028	5,002,422
10,177,218		Structured Asset Securities Corp. 2001-2, Class 1A5, 6.000%, 3/25/2031	10,292,220
10,836,308		Structured Asset Securities Corp. 2001-8A, Class 1A1, 8.000%, 5/25/2031	11,231,715

		TOTAL	61,250,069

		Manufactured Housing--1.0%
13,000,000		Green Tree Financial Corp. 1993-4, 8.550%, 1/15/2019	11,185,980
2,000,000		Green Tree Financial Corp. 1997-4, 7.230%, 2/15/2029	915,040
3,925,000		Green Tree Financial Corp. 1998-6, 7.140%, 2/1/2021	1,945,191

		TOTAL	14,046,211

		TOTAL ASSET- BACKED SECURITIES (IDENTIFIED COST $107,311,193)	97,106,859

		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--94.1%
		Federal Home Loan Mortgage Corporation--14.3%
25,000,000		5.000%, 11/1/2017	25,437,500
148,157		5.500%, 5/1/2016	152,926
4,650,358		6.000%, 2/1/2032	4,782,614
70,534,967	[2]	6.500%, 4/1/2015 - 11/1/2032	73,312,622
39,406,108		7.000%, 12/1/2031 - 4/1/2032	41,147,262
46,940,999	[2]	7.500%, 12/1/2029 - 11/1/2032	49,542,620
Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Federal Home Loan Mortgage Corporation--continued
$5,384,345		8.000%, 12/1/2029	$5,767,980
3,087		11.000%, 12/1/2017	3,340
14,630		11.750%, 1/1/2011	16,509
328		12.500%, 10/1/2012	371
6,635		12.750%, 1/1/2013 - 10/1/2013	7,390
19,372		13.000%, 2/1/2015	22,024
30,868		13.750%, 1/1/2011 - 10/1/2011	34,765
59		14.000%, 12/1/2012	66
23,185		14.500%, 10/1/2012	25,786
4,632		14.750%, 8/1/2011	5,189
2,725		15.500%, 8/1/2011	3,372

		TOTAL	200,262,336

		Federal Home Loan Mortgage Corporation REMIC--4.5%
16,569,000		Series 2389-CE, 6.000%, 12/15/2016	17,972,229
24,638,665		Series 2480-NS, 6.150%, 1/15/2032 (Inverse IO)	2,619,019
8,294,650		Series 2430-WZ, 6.500%, 3/15/2032	8,291,080
3,795,297		Series 2441-MZ, 6.500%, 4/15/2032	3,793,589
28,404,000		Series 2434-TB, 7.000%, 1/15/2031	30,527,767

		TOTAL	63,203,684

		Federal National Mortgage Association--49.2%
45,000,000		5.000%, 5/14/2007	46,740,150
304,038,556	[2,5]	6.000%, 4/1/2016 - 12/1/2032	314,124,564
217,529,807	[2]	6.500%, 7/1/2016 - 11/1/2032	226,098,624
50,207,503	[2]	7.000%, 8/1/2028 - 11/1/2032	52,535,136
47,062,279	[2]	7.500%, 10/1/2029 - 10/1/2031	49,695,146
84,394		11.000%, 10/1/2010	92,992
5,493		11.750%, 10/1/2015	6,282
531		12.000%, 1/1/2013	600
12,319		12.750%, 10/1/2010 - 8/1/2014	14,123
2,873		13.000%, 8/1/2015	3,265
6,667		15.000%, 10/1/2012	7,590

		TOTAL	689,318,472

Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Federal National Mortgage Association REMIC--8.0%
$14,471,115		Series 1993-44-PZ, 7.000%, 4/25/2023	$16,715,584
70,643,119		Series 1999-T2-X, 0.637% (Interest Only), 1/19/2039	1,630,493
4,678,661		Series 2001-T1-1, 0.787% (Interest Only), 10/25/2040	102,369
8,799,598		Series 2001-T1-A1, 7.500%, 10/25/2040	9,519,713
25,350,000		Series 2001-12-AB, 6.500%, 5/25/2028	25,968,794
28,985,153		Series 2002-23-SA, 16.344%, 4/25/2032 (Inverse Floater)	32,407,720
25,452,813		Series 2002-W4-A4, 6.250%, 5/25/2042	25,850,640

		TOTAL	112,195,313

		Government National Mortgage Association--16.8%
56,316,267	[2]	6.500%, 12/15/2031 - 2/15/2032	58,868,917
100,147,591		7.000%, 3/15/2024 - 2/15/2032	105,584,948
26,652,805		7.500%, 12/15/2023 - 7/15/2030	28,421,209
30,076,171		8.000%, 9/15/2029 - 11/15/2030	32,317,973
5,880,396		8.250%, 5/15/2030 - 10/15/2030	6,334,933
1,329,732		8.375%, 8/15/2030	1,431,749
2,828,271		8.500%, 11/15/2029 - 12/15/2029	3,070,747
508		11.250%, 9/20/2015	569
64,793		11.750%, 7/15/2013	74,148
24,698		13.000%, 9/20/2014	28,650

		TOTAL	236,133,843

		Government National Mortgage Association REMIC--1.3%
18,216,970		Series 2001-61-EZ, 6.000%, 4/16/2030	18,290,748

		Small Business Administration--0.0%
164,170		1.394% (Interest Only), 12/31/2003	3,940

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $1,278,718,951)	1,319,408,336

Shares or Principal Amount			Value
		MUTUAL FUND--1.6%
22,446,749		Government Obligations Fund (at net asset value)	$22,446,749

		SHORT-TERM OBLIGATION--14.3%[3,4,5]
$200,000,000		Repurchase agreement with Goldman Sachs & Co., dated 9/6/2002, due 10/15/2002 at 1.740%, collateralized by U.S. government agencies with various maturities to 2032 (repurchase proceeds $200,377,000) (cost of $200,000,000)	200,000,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,608,476,893)[6]	$1,638,961,944

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities which have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At September 30, 2002, these securities amounted to $26,995,444 which represents 1.9% of net assets.

2 A portion of these securities are subject to dollar roll transactions.

3 The repurchase agreement is fully collateralized by U.S. government obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated Funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the credit worthiness of the issuer is downgraded.

5 All or a portion of these securities are held as collateral for dollar roll transactions.

6 The cost of investments for generally accepted accounting principles (GAAP) is $1,608,476,893. Cost for federal tax purposes is $1,612,302,294. The difference between cost for GAAP and cost on tax basis is related to amortization /accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $26,659,650 which is comprised of $41,093,055 appreciation and $14,433,405 depreciation at September 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($1,402,449,300) at September 30, 2002.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2002 (unaudited)

Assets:
Investments in repurchase agreements	$200,000,000
Investments in securities	1,438,961,944

Total investments in securities, at value (identified cost $1,608,476,893)		$1,638,961,944
Cash		489,822
Income receivable		7,518,959
Receivable for investments sold		190,445,764
Receivable for shares sold		5,132,268

TOTAL ASSETS		1,842,548,757

Liabilities:
Payable for investments purchased	190,152,361
Payable for shares redeemed	1,577,947
Income distribution payable	6,384,335
Payable for dollar roll transactions	241,185,573
Accrued expenses	799,241

TOTAL LIABILITIES		440,099,457

Net assets for 175,179,514 shares outstanding		$1,402,449,300

Net Assets Consist of:
Paid in capital		$1,535,099,329
Net unrealized appreciation of investments		30,485,051
Accumulated net realized loss on investments		(160,856,977)
Distributions in excess of net investment income		(2,278,103)

TOTAL NET ASSETS		$1,402,449,300

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($966,238,159 ÷ 120,682,281 shares outstanding)		$8.01

Offering price per share (100/95.50 of $8.01)[1]		$8.39

Redemption proceeds per share (100.00/100 of $8.01)		$8.01

Class B Shares:
Net asset value per share ($351,617,401 ÷ 43,927,664 shares outstanding)		$8.00

Offering price per share (100/100.00 of $8.00)		$8.00

Redemption proceeds per share (94.50/100 of $8.00)[1]		$7.56

Class C Shares:
Net asset value per share ($84,593,740 ÷ 10,569,569 shares outstanding)		$8.00

Offering price per share (100/100.00 of $8.00)		$8.00

Redemption proceeds per share (99.00/100 of $8.00)[1]		$7.92

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2002 (unaudited)

Investment Income:
Interest (net of dollar roll expense of $3,402,227)			$42,048,327

Expenses:
Investment adviser fee		$3,078,239
Administrative personnel and services fee		486,723
Custodian fees		38,397
Transfer and dividend disbursing agent fees and expenses		503,679
Directors'/Trustees' fees		10,241
Auditing fees		9,732
Legal fees		1,942
Portfolio accounting fees		89,575
Distribution services fee--Class B Shares		1,041,273
Distribution services fee--Class C Shares		290,564
Shareholder services fee--Class A Shares		1,174,151
Shareholder services fee--Class B Shares		347,090
Shareholder services fee--Class C Shares		96,855
Share registration costs		39,064
Printing and postage		48,569
Insurance premiums		1,203
Taxes		48,589
Miscellaneous		3,929

TOTAL EXPENSES		7,309,815

Waiver and Reimbursement:
Waiver of shareholder services fee--Class A Shares	$(93,932)
Reimbursement of investment adviser fee	(16,006)

TOTAL WAIVER AND REIMBURSEMENT		(109,938)

Net expenses			7,199,877

Net investment income			34,848,450

Realized and Unrealized Gain on Investments:
Net realized gain on investments			8,987,110
Net change in unrealized appreciation of investments			29,554,587

Net realized and unrealized gain on investments			38,541,697

Change in net assets resulting from operations			$73,390,147

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2002	Year Ended 3/31/2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$34,848,450	$65,479,732
Net realized gain on investments	8,987,110	11,710,833
Net change in unrealized appreciation/depreciation on investments	29,554,587	(17,273,424)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	73,390,147	59,917,141

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(26,919,019)	(54,514,317)
Class B Shares	(7,161,258)	(9,993,644)
Class C Shares	(1,961,960)	(3,109,776)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(36,042,237)	(67,617,737)

Share Transactions:
Proceeds from sale of shares	320,137,441	385,172,026
Net asset value of shares issued to shareholders in payment of distributions declared	19,443,282	44,254,373
Cost of shares redeemed	(170,037,607)	(324,061,751)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	169,543,116	105,364,648

Change in net assets	206,891,026	97,664,052

Net Assets:
Beginning of period	1,195,558,274	1,097,894,222

End of period (includes distributions in excess of net investment income of $(2,278,103) and $(1,084,316), respectively	$1,402,449,300	$1,195,558,274

See Notes which are an integral part of the Financial Statements

Statement of Cash Flows

For the Six Months Ended September 30, 2002 (unaudited)

Increase (Decrease) in Cash
Cash Flows From Operating Activities:
Change in net in net assets from operations	$73,390,147

Adjustments to Reconcile Change in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(4,190,229,998)
Paydown on investment securities	146,179,732
Realized loss on paydowns	1,094,574
Proceeds from sale of investment securities	3,909,275,666
Net sales of short-term investment securities	139,312,361
Increase in income receivable	(1,948,236)
Decrease in cash held as collateral for securities lending	10,487,500
Increase in accrued expenses	182,586
Increase in receivable for investments sold	(118,900,964)
Increase in payable for investments purchased	62,600,608
Decrease in payable on collateral due to broker	(10,487,500)
Net realized gain on investments	(8,987,110)
Net amortization/accretion of premium/discount	(180,886)
Net unrealized appreciation on investments	(29,554,587)

NET CASH USED IN OPERATING ACTIVITIES	(17,766,107)

Cash Flows from Financing Activities:
Cash paid for dollar roll transactions, net	(116,874,658)
Proceeds from sale of shares	317,361,793
Cash distributions paid	(12,216,118)
Payment for shares redeemed	(170,015,088)

NET CASH PROVIDED BY FINANCING ACTIVITIES	18,255,929

NET INCREASE IN CASH	489,822

Cash:
Beginning of the period	0

End of the period	$489,822

Supplemental disclosure of cash flow information: Non-cash financing not included herein consists of reinvestment of dividends and distributions of $19,443,282.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.77	$7.82	$7.48	$7.84	$7.90	$7.65
Income From Investment Operations:
Net investment income	0.22	0.45 [1,2]	0.48 [1]	0.47 [1]	0.46	0.50
Net realized and unrealized gain (loss) on investments	0.25	(0.03)[2]	0.34	(0.35)	(0.04)	0.26

TOTAL FROM INVESTMENT OPERATIONS	0.47	0.42	0.82	0.12	0.42	0.76

Less Distributions:
Distributions from net investment income	(0.23)	(0.47)	(0.48)	(0.48)	(0.48)	(0.51)

Net Asset Value, End of Period	$8.01	$7.77	$7.82	$7.48	$7.84	$7.90

Total Return[3]	6.08%	5.53%	11.32%	1.66%	5.43%	10.21%

Ratios to Average Net Assets:

Expenses	0.91%[5]	0.94%	1.03%	1.00%	0.96%	0.94%

Net investment income	5.59%[5]	5.72%[2]	6.27%	6.30%	5.78%	6.40%

Expense waiver/reimbursement[4]	0.02%[5]	0.02%	0.02%	0.02%	0.02%	0.08%

Supplemental Data:

Net assets, end of period (000 omitted)	$966,238	$901,471	$898,897	$915,850	$1,052,081	$1,138,450

Portfolio turnover	104%	164%	145%	103%	187%	88%

1 Per share information is based on average shares outstanding.

2 Effective April 1, 2001, the Fund adopted provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was a decrease to the net investment income per share by $0.01, an increase to the net realized and unrealized gain (loss) on investments per share by $0.01 and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.72%. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.77	$7.82	$7.48	$7.84	$7.90	$7.66
Income From Investment Operations:
Net investment income	0.19	0.39 [1,2]	0.42 [1]	0.41 [1]	0.40	0.44
Net realized and unrealized gain (loss) on investments	0.24	(0.02)[2]	0.34	(0.35)	(0.04)	0.25

TOTAL FROM INVESTMENT OPERATIONS	0.43	0.37	0.76	0.06	0.36	0.69

Less Distributions:
Distributions from net investment income	(0.20)	(0.42)	(0.42)	(0.42)	(0.42)	(0.45)

Net Asset Value, End of Period	$8.00	$7.77	$7.82	$7.48	$7.84	$7.90

Total Return[3]	5.55%	4.75%	10.47%	0.88%	4.64%	9.16%

Ratios to Average Net Assets:

Expenses	1.68%[6]	1.71%	1.80%	1.77%	1.73%	1.77%

Net investment income	4.83%[6]	4.94%[2]	5.54%	5.54%	5.01%	5.57%

Expense waiver/reimbursement[4]	0.00%[5,6]	0.00%[5]	0.00%[5]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$351,617	$225,495	$146,309	$126,336	$141,148	$107,225

Portfolio turnover	104%	164%	145%	103%	187%	88%

1 Per share information is based on average shares outstanding.

2 Effective April 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was a decrease to the net investment income per share by $0.01, an increase to the net realized and unrealized gain (loss) on investments per share by $0.01 and a decrease to the ratio of net investment income to average net assets from 5.11% to 4.94%. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.77	$7.82	$7.48	$7.84	$7.91	$7.66
Income From Investment Operations:
Net investment income	0.19	0.39 [1,2]	0.42 [1]	0.41 [1]	0.40	0.44
Net realized and unrealized gain (loss) on investments	0.24	(0.03)[2]	0.34	(0.35)	(0.05)	0.26

TOTAL FROM INVESTMENT OPERATIONS	0.43	0.36	0.76	0.06	0.35	0.70

Less Distributions:
Distributions from net investment income	(0.20)	(0.41)	(0.42)	(0.42)	(0.42)	(0.45)

Net Asset Value, End of Period	$8.00	$7.77	$7.82	$7.48	$7.84	$7.91

Total Return[3]	5.55%	4.73%	10.48%	0.87%	4.51%	9.29%

Ratios to Average Net Assets:

Expenses	1.68%[6]	1.71%	1.80%	1.77%	1.73%	1.77%

Net investment income	4.83%[6]	4.94%[2]	5.55%	5.54%	5.01%	5.57%

Expense waiver/reimbursement[4]	0.00%[5,6]	0.00%[5]	0.00%[5]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$84,594	$68,593	$52,687	$45,637	$50,071	$48,118

Portfolio turnover	104%	164%	145%	103%	187%	88%

1 Per share information is based on average shares outstanding.

2 Effective April 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was a decrease to the net investment income per share by $0.01, an increase to the net realized and unrealized gain (loss) on investments per share by $0.01 and a decrease to the ratio of net investment income to average net assets from 5.11% to 4.94%. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2002 (unaudited)

ORGANIZATION

Federated Fund for U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Effective October 7, 2002, the Fund became a portfolio of Federated Income Securities Trust (the "Trust"). The name of the new portfolio is Federated Fund for U.S. Government Securities. The Trust consists of three portfolios. The financial statements included herein are only those of the Fund. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation

U.S. government securities and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at September 30, 2002.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 4/1/2001			For the Year Ended 3/31/2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$(1,600,698)	$(806,940)	$(793,758)	$(1,969,019)	$1,913,573	$55,446

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $166,329,816, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$121,938,477

2004	$ 4,621,860

2005	$ 20,564,242

2008	$ 3,778,036

2009	$ 15,427,201

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Information regarding dollar roll transactions for the Fund for the six months ended September 30, 2002, was as follows:

Maximum amount outstanding during the period	$358,016,331

Average amount outstanding during the period[1]	$318,642,193

Average monthly shares outstanding during the period	162,507,827

Average debt per share outstanding during the period	$1.96

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the six months ended September 30, 2002.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

At September 30, 2002, the Fund had no securities on loan.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	750,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	16,553,355	$131,956,232	27,124,062	$211,608,241
Shares issued to shareholders in payment of distributions declared	1,907,714	15,148,462	4,631,902	36,338,816
Shares redeemed	(13,836,976)	(110,150,545)	(30,616,963)	(240,431,269)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	4,624,093	$36,954,149	1,139,001	$7,515,788

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	18,435,870	$147,018,397	15,688,047	$123,439,343
Shares issued to shareholders in payment of distributions declared	421,467	3,346,674	777,675	6,104,720
Shares redeemed	(3,966,514)	(31,568,465)	(6,133,960)	(48,174,742)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	14,890,823	$118,796,606	10,331,762	81,369,321

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	5,174,580	$41,162,812	6,381,264	$50,124,442
Shares issued to shareholders in payment of distributions declared	119,463	948,146	230,639	1,810,837
Shares redeemed	(3,557,505)	(28,318,597)	(4,515,784)	(35,455,740)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,736,538	$13,792,361	2,096,119	$16,479,539

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	21,251,454	$169,543,116	13,566,882	$105,364,648

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.25% of the average daily net assets of the Fund; and (b) 4.50% of gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is also managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the six months ended September 30, 2002, were as follows:

Purchases	$27,387,164

Sales	$74,567,959

Purchases and sales of long-term U.S. government securities for the six months ended September 30, 2002, were as follows:

Purchases	$1,511,416,544

Sales	$1,276,564,189

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholde rs in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314182106
Cusip 314182205
Cusip 314182304

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8110105 (11/02)